[Logo omitted]




                          THIRD AVENUE HIGH YIELD FUND




                                  ANNUAL REPORT
                                 --------------
                                October 31, 1999

                                 [Logo omitted]

                          THIRD AVENUE HIGH YIELD FUND

Dear Fellow Shareholders:

At October 31, 1999, the audited net asset value attributable to the 786,343 common shares outstanding of the Third Avenue High Yield Fund (the "Fund") was $9.65 per share. On September 30, 1999, the most recent dividend date, the Fund paid $0.175 per share in dividends, representing income received from the Fund's holdings of fixed income securities. Since the end of the Fund's last fiscal year, ending on October 31, 1998, when the Fund's net asset value was $8.50, a total of $0.692 per share has been paid in dividends. On July 30, 1999, the last day of the Fund's third quarter, the unaudited net asset value per share was $9.89. At December 13, 1999, the unaudited net asset value per share was $10.51.

QUARTERLY ACTIVITY

During the fourth quarter of fiscal 1999, the Fund eliminated 13 positions, reduced three positions, established 10 new positions and increased three positions, as shown below:

PAR VALUE
OR
NUMBER OF SHARES         REDUCTIONS IN EXISTING POSITIONS
$500,000                 American Tower Corp. 144A 6.25% due 10/15/09
$400,000                 Cirrus Logic, Inc. 6.00% due 12/15/03
$400,000                 Fisher Scientific International Inc. 9.00% due 2/1/08
$400,000                 MascoTech, Inc. 4.50% due 12/15/03
$300,000                 Parker Drilling Co. 5.50% due 8/1/04
$400,000                 R&B Falcon Corp. 9.50% due 12/15/08
$435,000                 SBA Communications Corp. 12.00% due 3/1/08
$250,000                 Scotts Co. 144A 8.63% due 1/15/09
$250,000                 Toll Corp. 8.13% due 2/1/09
$400,000                 WESCO Distribution, Inc. 9.13% due 6/1/08

                         INCREASES IN EXISTING POSITIONS
1,500 shares             Conseco Finance Trust IV 7.00% due 2/16/01
$150,000                 NCI Building Systems, Inc. 144A 9.25% due 5/1/09
$100,000                 Pogo Producing Co. 5.50% due 6/15/06

                                 [Logo omitted]

PAR VALUE
OR
NUMBER OF SHARES            NEW POSITIONS ACQUIRED
$200,000                    Credence Systems Corp. 5.25% due 9/15/02
$300,000                    Safeguard Scientifics, Inc. 144A 5.00% due 6/15/06
744 shares                  Winstar Communications, Inc. Common

                            POSITIONS ELIMINATED
$425,000                    Adaptec, Inc. 4.75% due 2/1/04
$100,000                    Adaptive Broadband Corp. 5.25% due 12/15/03
$275,000                    Alpharma, Inc. 5.75% due 4/1/05
$325,000                    Atmel SA 3.25% due 6/1/02
7,000 shares                Breed Technologies, Inc. 6.50% due 11/15/27
$325,000                    Cypress Semiconductors Corp. 6.00% due 10/1/02
$450,000                    Cymer, Inc. 3.50% due 8/6/04
$450,000                    Lam Research Corp. 5.00% due 9/1/02
$500,000                    Level 3 Communications, Inc. 9.13% due 5/1/08
$250,000                    MidAmerican Energy Holdings Co. 8.48% due 9/15/28
5,000 shares                NEXTLINK Communications, Inc. 6.50% due 3/31/10
9,000 shares                Sun Financing I 7.00% due 5/1/28
5,000 shares                Winstar Communications, Inc. 7.00% due 3/15/10

During the quarter, the Fund had a considerable amount of portfolio repositioning. Most issues which were sold or reduced in size had reached price levels which we felt had reached their full investment value, and offered little price appreciation potential from then current levels. These securities included some of our technology and telecommunications holdings. In the technology area, sales included Adaptec, Atmel, Cypress Semiconductor, Cymer, and Lam Research. Telecommunications issues sold were Adaptive Broadband, Level3 Communications, and WinStar Communications. We also eliminated MidAmerican Energy bonds after the bond price moved up in response to the company receiving a buyout bid from the principals of Berkshire Hathaway, Inc. to take the company private.

We reduced somewhat our holding of Credence Systems bonds after the underlying stock advanced considerably in response to the company's substantially improved results. The company makes equipment to test semiconductors. Despite the reduction, we still have a major position in the bonds, and expect the company to prosper as demand for their test equipment continues to grow. Our position in the bonds of Safeguard Scientifics, a company which makes venture capital investments in internet companies, was lowered because its advancing price had raised our holdings to an outsized position for the Fund. Winstar Communications common stock was sold, having been received as an in kind dividend from our preferred holdings.

                                 [Logo omitted]


Among our new positions acquired were several straight high yield bonds which we felt had improving operating results, and would provide a relatively high yield. These issues include Fisher Scientific, which makes and distributes instruments and supplies to corporate customers worldwide. We also purchased bonds issued by Scotts, the world's largest supplier of lawn and garden care products. Toll Corp. bonds were added--Toll is a very well managed home builder located in the mid-Atlantic area, and has recently expanded into California and the upper Midwest. Another issue purchased was WESCO International bonds. This company is one of the nation's largest distributors of electrical products and supplies for the maintenance and repair activities of industrial and commercial customers.

We added two holdings in the tower industry: one was a convertible bond of American Tower, and another was an original discount bond of SBA Communications. We feel the wireless telecommunications market will grow very strongly for the forseeable future to serve the markets for cellular phones, as well as for transmittal of voice and data from fixed locations. These companies control valuable and increasingly scarce locations for towers, and will benefit from industry consolidation which is eliminating small entities that control relatively few towers in their portfolios.

Convertible bonds of Parker Drilling, a company which specializes in onshore and offshore drilling rigs, and straight bonds of R&B Falcon, which operates the world's largest marine-based drilling units, were also purchased in the quarter. These purchases, as well as an addition to our holding in convertible bonds of Pogo Producing, a smaller exploration and production company, reflect our optimism for stable energy prices and increases in drilling activity over the next few years.

Cirrus Logic, a semiconductor manufacturer of analog and mixed signal chips, has convertible bonds trading at deeply discounted levels, which we felt had an attractive combination of yield and total return potential. Thus we have made initial purchases of these bonds in the quarter. Also purchased in the quarter were deeply discounted bonds of MascoTech. This company has world-leading metal forming process capabilities and proprietary product positions. It serves companies in the transportation, industrial and consumer markets with products such as transmission and drive applications, towing systems, ferrous and nonferrous industrial fasteners, and packaging and sealing products for industrial fluids.

We made small additions to our position in Conseco preferred shares. This holding has been a disappointment in terms of price performance since it was purchased last year, as financial stocks have fallen out of favor in the general market. Recently Conseco received a $500 million investment in the form of preferred stock from Thomas H. Lee, the well regarded buyout investor. In recognition of this infusion as well as some additional restructuring moves made by the company, the investment rating firm of Moody's Investors Service has put Conseco's bonds under review for upgrading from below investment grade to investment grade.

Sincerely,





/s/ Margaret D. Patel
---------------------
Margaret D. Patel
Portfolio manager

                                 [Logo omitted]

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                            PORTFOLIO OF INVESTMENTS
                               AT OCTOBER 31, 1999

                     PRINCIPAL                                                           VALUE        % OF
                     AMOUNT ($)   ISSUES                                                (NOTE 1)    NET ASSETS
--------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS - 52.14%
Computers - Memory    300,000     HMT Technology Corp. 5.75%, due 1/15/04           $   111,000       1.46%
                                                                                    -----------
Devices
Computer Software     200,000     Safeguard Scientifics, Inc. 144A 5.00%,
                                    due 6/15/06                                         256,250       3.38%
                                                                                    -----------
& Services
Electric Utility
Services              400,000     Itron, Inc.  6.75%, due 3/31/04                       219,000       2.88%
                                                                                    -----------
Industrial            400,000     MascoTech, Inc. 4.50%, due 12/15/03                   314,000       4.14%
                                                                                    -----------
Instrumentation -     300,000     Credence Systems Corp. 5.25%, due 9/15/02             292,125       3.85%
                                                                                    -----------
Electronic Testing
Medical - Hospitals   625,000     Columbia\HCA Medical Care, Int'l.  6.75%,
                                    due 10/1/06                                         528,125       6.96%
                                                                                    -----------
Oil/Gas Exploration   300,000     Range Resources Corp. 6.00%, due 2/1/07               185,625
                      400,000     Pogo Producing Co. 5.50%, due 6/15/06                 309,500
                                                                                    -----------
                                                                                        495,125       6.52%
                                                                                    -----------
Oil Field Services    300,000     Key Energy Group, Inc.  5.00%, due 9/15/04 (b)        205,875
                      300,000     Parker Drilling Co. 5.50%,  due 8/1/04                213,000
                                                                                    -----------
                                                                                        418,875       5.52%
                                                                                    -----------
Pharmaceutical        505,000     Innovative Clinical Solutions, Ltd.  6.75%,
                                    due 6/15/03                                         252,500       3.33%
                                                                                    -----------
Services
Semiconductors        400,000     Cirrus Logic, Inc.  6.00%, due 12/15/03                298,500      3.93%
                                                                                    -----------
Telecommunications -  500,000     P-Com, Inc. 4.25%, due 11/1/02                        269,375
Wireless              500,000     American Tower Corp. 144A  6.25%, due 10/15/09        502,500
                                                                                    -----------
                                                                                        771,875      10.17%
                                                                                    -----------
                                  TOTAL CONVERTIBLE BONDS
                                  (Cost $4,891,047)                                   3,957,375
                                                                                    -----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                 [Logo omitted]


                             PERFORMANCE INFORMATION
                                   (UNAUDITED)


PERFORMANCE ILLUSTRATIONS

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
          THIRD AVENUE HIGH YIELD FUND AND THE MERRILL LYNCH HIGH YIELD
        MASTER II INDEX AND THE MERRILL LYNCH INDEX OF ALL CONVERTIBLES,
                              SPECULATIVE QUALITY


                           Average Annual Total Return

                                         Since Inception
                             1 Year         (2/12/98)
                             22.20%           4.06%


[CHART]

* Period beginning February 12, 1998 (THIRD AVENUE HIGH YIELD FUND'S commencement of operations).

As with all mutual funds, past performance does not indicate future results.

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                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 1999

                                                                                         VALUE        % OF
                        SHARES    ISSUES                                                (NOTE 1)   NET ASSETS
-------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK - 7.31%
Electric Utility
Services                4,000     K N Energy, Inc. 8.25%, due 11/30/01              $   137,000
                        4,000     Texas Utilities 9.25%, due 8/16/01 (b)                203,250
                                                                                    -----------
                                                                                        340,250       4.48%
                                                                                    -----------
Insurance               6,500     Conseco Finance Trust IV 7.00%, due 2/16/01           214,906       2.83%
                                                                                    -----------
                                  TOTAL CONVERTIBLE PREFERRED STOCK                     555,156
                                  (Cost $650,438)                                   -----------

                     PRINCIPAL
                     AMOUNT ($)
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 35.24%
Building and
Construction          400,000     NCI Building Systems, Inc. 144A 9.25%, due 5/1/09     379,000       4.99%
                                                                                    -----------
Products
Industrial            400,000     Fisher Scientific International Inc. 9.00%,
                                    due 2/1/08                                          378,000
                      250,000     Scotts Co. 144A 8.63%, due 1/15/09                    238,125
                                                                                    -----------
                                                                                        616,125       8.12%
                                                                                    -----------
Instrumentation-      400,000     WESCO Distribution, Inc.  9.13%, due 6/1/08           360,000       4.74%
                                                                                    -----------
Electronic Testing
Oil Field Services    400,000     R&B Falcon Corp. 9.50%, due 12/15/08 (b)              384,000       5.06%
                                                                                    -----------
Real Estate -
Commercial            500,000     BF Saul REIT 144A  9.75%, due 4/1/08                  472,500
                      250,000     Toll Corp.  8.13%, due 2/1/09                         228,750
                                                                                    -----------
                                                                                        701,250       9.24%
                                                                                    -----------
Telecommunications -  435,000     SBA Communications Corp. 12.00%, due 3/1/08           234,900       3.09%
                                                                                    -----------
Wireless
                                  TOTAL CORPORATE BONDS                               2,675,275
                                  (Cost $2,732,950)                                 -----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                 [Logo omitted]

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 1999
`

                                                                                         VALUE       % OF
                        SHARES    ISSUES                                                (NOTE 1)   NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK - 0.03%
Telecommunications -
Wireless                    65    Winstar Communications, Inc. (a)                   $     2,523      0.03%
                                                                                     -----------
                                  TOTAL COMMON STOCK                                      2,523
                                  (Cost $3,500)                                      -----------

                     PRINCIPAL
                     AMOUNT ($)
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 1.71%
Repurchase Agreements 129,536     Bear Stearns 5.23%, due date November 1, 1999 (c)     129,536       1.71%
                                                                                     -----------
                                  TOTAL SHORT TERM INVESTMENTS                          129,536
                                                                                     -----------
                                  (Cost $129,536)
                                  TOTAL INVESTMENT PORTFOLIO - 96.43%                 7,319,865
                                                                                     -----------
                                  (Cost $8,407,471)
                                  CASH AND OTHER ASSETS
                                  LESS LIABILITIES - 3.57%                              270,808
                                                                                     -----------
                                  NET ASSETS - 100.00%                               $7,590,673
                                  (Applicable to 786,343                             ==========
                                  shares outstanding)


Notes:
 (a)Non-income producing security.
 (b)Securities in whole or in part on loan.
 (c)Repurchase agreement collateralized by:
    U.S. Treasury Strips, par value $715,000, 6.29%, matures 11/15/26: market value $132,275.




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                 [Logo omitted]

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1999

ASSETS:
Investments at value (Notes 1 and 4):
  Unaffiliated issuers (identified cost of $8,407,471)           $ 7,319,865
Receivable for securities sold                                       111,246
Receivable for fund shares sold                                       39,300
Receivable from investment adviser                                     2,491
Dividends and interest receivable                                    157,614
Collateral on loaned securities (Note 1)                              57,081
Deferred organizational costs (Note 1)                                 9,869
Other assets                                                             270
                                                                 -----------
      Total assets                                                 7,697,736
                                                                 -----------
LIABILITIES:
Payable for fund shares redeemed                                       1,060
Accounts payable and accrued expenses                                 48,922
Collateral on loaned securities (Note 1)                              57,081
                                                                 -----------
      Total liabilities                                              107,063
                                                                 -----------
      Net assets                                                 $ 7,590,673
                                                                 ===========
SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized, no par value,
       786,343  shares outstanding                               $ 8,486,591
Accumulated undistributed net investment income                       59,002
Accumulated undistributed net realized gains from
    investment transactions                                          132,686
Net unrealized depreciation of investments                        (1,087,606)
                                                                 -----------
           Net assets applicable to capital shares outstanding   $ 7,590,673
                                                                 ===========
Net asset value, offering and redemption price per share              $ 9.65
                                                                 ===========



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                 [Logo omitted]

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 1989

INVESTMENT INCOME:
    Interest                                                      $ 634,714
    Dividends                                                       116,954
                                                                -----------
          Total Investment Income                                   751,668
                                                                -----------
EXPENSES:
    Investment advisory fees (Note 3)                                74,907
    Directors' fees and expenses                                     61,420
    Administration fees (Note 3)                                     56,596
    Transfer agent fees                                              26,948
    Accounting services                                              25,592
    Auditing and tax consulting fees                                 22,987
    Registration fees                                                16,498
    Custodian fees                                                    7,606
    Reports to shareholders                                           4,409
    Legal fees                                                        3,724
    Amortization of organizational expenses (Note 1)                  2,997
    Miscellaneous expenses                                            1,568
    Insurance expenses                                                  370
                                                                -----------
          Total operating expenses                                  305,622
                                                                -----------
    Expenses waived and reimbursed (Note 3)                        (147,482)
                                                                -----------
          Net expenses                                              158,140
                                                               -----------
          Net investment income                                     593,528
                                                                -----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
    Net realized gains on investments                               183,311
    Net change in unrealized appreciation on investments            834,889
                                                                -----------
          Net realized and unrealized gains on investments        1,018,200
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 1,611,728
                                                                ===========




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                 [Logo omitted]

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                               FOR THE            FOR THE
                                                                                YEAR              PERIOD
                                                                                ENDED              ENDED
                                                                              10/31/99           10/31/98*
                                                                             -----------        -----------
  OPERATIONS:
      Net investment income                                                   $ 593,528          $ 348,681
      Net realized gains (losses) on investments                                183,311            (50,625)
      Net change in unrealized appreciation (depreciation) on investments       834,889         (1,922,495)
      Net increase (decrease) in net assets resulting from operations         1,611,728         (1,624,439)
                                                                             -----------        -----------
  DISTRIBUTIONS:
      Dividends to shareholders from net investment income                     (592,389)          (295,950)
                                                                             -----------        -----------
  CAPITAL SHARE TRANSACTIONS:
      Proceeds from sale of shares                                            3,087,088         12,705,359
      Net asset value of shares issued in reinvestment of
        dividends and distributions                                             529,189            266,886
      Cost of shares redeemed                                                (4,736,179)        (3,360,620)
                                                                             -----------        -----------
      Net increase (decrease) in net assets resulting from capital
        share transactions                                                   (1,119,902)         9,611,625
                                                                             -----------        -----------
      Net increase (decrease) in net assets                                    (100,563)         7,691,236
      Net assets at beginning of period                                       7,691,236                  0
                                                                             -----------        -----------
      Net assets at end of period
        (including undistributed net investment income of
        $59,002 and $54,866, respectively)                                  $ 7,590,673        $ 7,691,236
                                                                             ===========        ===========

   * The Fund commenced investment operations on February 12, 1998.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                 [Logo omitted]

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                              FINANCIAL HIGHLIGHTS
                                OCTOBER 31, 1999

SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) AND RATIOS ARE AS FOLLOWS:

                                                                               FOR THE            FOR THE
                                                                                YEAR              PERIOD
                                                                                ENDED              ENDED
                                                                              10/31/99           10/31/98*
                                                                             -----------        -----------
Net Asset Value, Beginning of Period                                              $8.50             $10.00
                                                                             -----------        -----------
Income (loss) from Investment Operations:
    Net investment income                                                           .70                .34
    Net income (loss) on securities (both realized
      and unrealized)                                                              1.14              (1.56)
                                                                             -----------        -----------
    Total from Investment Operations                                               1.84              (1.22)
                                                                             -----------        -----------
Less Distributions:
    Dividends from net investment income                                           (.69)              (.28)
                                                                             -----------        -----------
Net Asset Value, End of Period                                                    $9.65              $8.50
                                                                             ===========        ===========
Total Return                                                                      22.20%            (12.39%)1
Ratios/Supplemental Data:
    Net Assets, End of period (in thousands)                                     $7,591             $7,691
    Ratio of Expenses to Average Net Assets
      Before expense reimbursement                                                 3.67%              3.99%2
      After expense reimbursement                                                  1.90%              1.90%2
    Ratio of Net Income to Average Net Assets
      Before expense reimbursement                                                 5.36%              4.13%2
      After expense reimbursement                                                  7.13%              6.22%2
    Portfolio Turnover Rate                                                          64%                38%1

 1 Not Annualized
 2 Annualized
 * The Fund commenced investment operations February 12, 1998.




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                 [Logo omitted]

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1999


1. SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION:
Third Avenue Trust (the "Trust") is an open-end, non-diversified management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated October 31, 1996. The Trust currently consists of four separate investment series: Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue High Yield Fund and Third Avenue Real Estate Value Fund. The information presented in these financial statements pertains to the Third Avenue High Yield Fund (the "Fund"). Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund are presented under separate cover. Third Avenue High Yield Fund commenced investment operations on February 12, 1998. The Fund seeks to achieve its objective of maximizing total return through a combination of income and capital appreciation by adhering to a strict value discipline in selecting securities.

The Fund seeks to achieve its objective by investing at least 65% of its assets in a portfolio of non-investment grade fixed income or other debt securities of companies whose capital structures are believed to have a market value priced below their private market values.

The Fund has entered into an Agreement and Plan of Reorganization with Pioneer High Yield Fund. Under this agreement, the Fund will transfer all of its assets to Pioneer High Yield Fund in exchange for Class A shares of Pioneer High Yield Fund and Pioneer High Yield Fund will assume the liabilities of the Fund. Class A shares of Pioneer High Yield Fund having a value on the reorganization date equal to the value of Fund shares will be distributed to Fund shareholders in exchange for their Fund shares. The consummation of this transaction is subject to, among other things, approval by the Fund's shareholders of the Agreement and Plan of Reorganization. It is anticipated that a meeting of shareholders to approve the Agreement and Plan of Reorganization will be held in February, 2000.

ACCOUNTING POLICIES:
The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

SECURITY VALUATION:
Securities traded on a principal stock exchange or the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued at the last quoted sales price or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. Temporary cash investments are valued at cost, plus accrued interest, which approximates market. Short-term securities with original or remaining maturities in

                                 [Logo omitted]

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1999

excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held by a Fund on that day, based on the value determined on that day.

The Fund may invest up to 15% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under applicable securities laws ("restricted securities"). Restricted securities and other securities and assets for which market quotations are not readily available are valued at "fair value", as determined in good faith by the Board of Trustees of the Fund although actual evaluations may be made by personnel acting under procedures established by the Board of Trustees. At October 31, 1999, the Fund did not hold any restricted securities. Among the factors considered by the Board of Trustees in determining fair value are the type of security, trading in unrestricted securities of the same issuer, the financial condition of the issuer, the Fund's cost at the date of purchase, a percentage of the Fund's beneficial ownership of the issuer's common stock and debt securities, the operating results of the issuer, the discount from market value of any similar unrestricted securities of the issuer at the time of purchase and liquidation values of the issuer. The fair values determined in accordance with these procedures may differ significantly from the amounts which would be realized upon disposition of the securities. Restricted securities often have costs associated with subsequent registration.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:
Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily, except when collection is not expected. Realized gains and losses from securities transactions are reported on an identified cost basis.

LOANS OF PORTFOLIO SECURITIES:
The Fund loaned securities during the year to certain brokers, with the Fund's custodian acting as lending agent. Upon such loans, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees, which are included in interest income in the Statement of Operations. On a daily basis, the Fund monitors the market value of securities loaned and maintain collateral against the securities loaned in an amount not less than the value of the securities loaned. The Fund may receive collateral in the form of cash or other eligible securities. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to changes in the value of collateral or the loaned securities.

During the year ended October 31, 1999, the Fund had securities lending income included in interest income totaling $490. The value of loaned securities and related collateral outstanding at October 31, 1999 was $54,550 and $57,081, respectively. The collateral consisted of cash, which was invested in repurchase agreements with Bear Stearns due November 1, 1999, collateralized by U.S. Treasury securities.

                                 [Logo omitted]

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1999


REPURCHASE AGREEMENTS:
Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions in the agreements ensure that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

ORGANIZATIONAL COSTS:
Organizational costs of $15,000 are being amortized on a straight line basis over five years from commencement of operations.

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income paid to shareholders and distributions from realized gains on sales of securities paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment. Temporary differences do not require reclassification.

For the year ended October 31, 1999, permanent differences were reclassified as shown below:

              INCREASE TO
              ACCUMULATED                           DECREASE TO
           UNDISTRIBUTED NET                    ADDITIONAL PAID-IN-
           INVESTMENT INCOME                          CAPITAL
            --------------                        ---------------
                 2,997                                (2,997)

FEDERAL INCOME TAXES:
The Fund has complied and intends to continue to comply with the requirements of
the  Internal  Revenue  Code  applicable  to  regulated  investment   companies.
Therefore, no Federal income tax provision is required.

CASH AND CASH EQUIVALENTS:
The Fund has defined cash and cash equivalents as cash in interest bearing and non-interest bearing accounts.

                                 [Logo omitted]

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1999


EXPENSE ALLOCATION:
Expenses attributable to the Fund are charged to the Fund. Expenses attributable to the Trust are allocated using the ratio of each Fund's net assets relative to the total net assets of the Trust, unless otherwise specified.

TRUSTEES FEES:
The Trust does not pay any fees to its officers for their services as such, but does pay Trustees who are not affiliated with the Investment Adviser a fee of $1,500 for each meeting of the Board of Trustees that they attend, in addition to reimbursing all Trustees for travel and incidental expenses incurred by them in connection with their attendance at Board meetings. The Trust also pays non-interested Trustees an annual stipend of $2,000 in January of each year for the previous year's service.

2. SECURITIES TRANSACTIONS

PURCHASES AND SALES/CONVERSIONS:
The aggregate cost of purchases, and aggregate proceeds from sales and conversions of investments, excluding short-term investments, from unaffiliated and affiliated issuers (as defined in the Investment Company Act of 1940, as amended, ownership of 5% or more of the outstanding common stock of the issuer) for the year ended October 31, 1999 were as follows:

                                PURCHASES               SALES
                                ---------               -----
Unaffiliated                   $5,078,813            $6,271,463

At October 31, 1999, cost and gross unrealized appreciation and gross unrealized depreciation, for Federal income tax purposes were as follows:

                        GROSS                   GROSS                   NET
   COST             APPRECIATION            DEPRECIATION           DEPRECIATION
   ----             ------------            ------------           ------------
 $8,407,471           $100,584              $(1,188,190)           $(1,087,606)


3. INVESTMENT ADVISORY SERVICES AND SERVICE FEE AGREEMENT

The Fund has an Investment Advisory Agreement with EQSF Advisers, Inc. (the "Adviser") for investment advice and certain management functions. The terms of the Investment Advisory Agreement provide for a monthly fee of 1/12 of 0.90% (an annual fee of 0.90%) of the total average daily net assets of the Fund, payable each month. Additionally, under the terms of the Investment Advisory Agreement, the Adviser pays certain expenses on behalf of the Fund, which is reimbursable by the Fund, including salaries of non-officer employees and other miscellaneous expenses. Amounts

                                 [Logo omitted]

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1999


reimbursed with respect to non-officer salaries are included under the caption Administration fees. At October 31, 1999, the Fund had a payable to affiliates of $4,360, for reimbursement of expenses paid by such affiliates. Under current arrangements, whenever, in any fiscal year, the Fund's normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, exceeds 1.90% of the first $100 million of the Fund's average daily net assets, and 1.50% of average daily net assets in excess of $100 million, the Adviser is obligated to to reimburse the Fund in an amount equal to that excess. Such waived and reimbursed expenses may be paid to the Adviser during the following three year period to the extent that the payment of such expenses would not cause the Fund to exceed the preceding limitations. The adviser waived fees of $74,907, and reimbursed $72,575, for the year ended October 31, 1999. For the period ended October 31, 1998, the adviser waived fees of $50,472, and reimbursed $66,638.

4. RELATED PARTY TRANSACTIONS

BROKERAGE COMMISSIONS:
Martin J. Whitman, the Chairman and a director of the Funds, is the Chairman and Chief Executive Officer of M.J. Whitman Holding Corp., which is the parent of both M.J. Whitman, Inc., a registered broker-dealer and M.J. Whitman Senior Debt Corp., a dealer in the trading of bank debt and other private claims. For the year ended October 31, 1999, the Fund incurred total brokerage commissions of $803, which includes commissions earned by M.J. Whitman, Inc. of $313.

5. CAPITAL SHARE TRANSACTIONS
                                                 FOR THE            FOR THE
                                               YEAR ENDED        PERIOD ENDED
                                            OCTOBER 31, 1999   OCTOBER 31, 1998
                                            ----------------   ----------------
Increase in Fund shares:
Shares outstanding at beginning of period          904,440                --
  Shares sold                                      326,545         1,266,191
  Shares reinvested from dividends
    and distributions                               56,746            29,079
  Shares redeemed                                 (501,388)         (390,830)
                                                ----------         ---------
Net increase (decrease) in Fund shares            (118,097)          904,440
                                                ----------         ---------
Shares outstanding at end of period                786,343           904,440
                                                ==========         =========

                                 [Logo omitted]

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 1999

6. RISKS RELATING TO CERTAIN INVESTMENTS

HIGH YIELD DEBT:
The Fund currently invests in high yield lower grade debt. The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. In addition, the secondary market for these bonds is generally less liquid.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS:
The Fund invests in loans and other direct debt instruments issued by a corporate borrower to another party. These loans represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

7. CAPITAL LOSS CARRYFORWARDS

During the year ended October 31, 1999, the Fund utilized approximately $50,625 of its net capital loss carryforward. No further capital loss carryforwards are available.

                                 [Logo omitted]

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                       REPORT OF INDEPENDENT ACCOUNTANTS

To The Trustees and Shareholders of
Third Avenue Trust--Third Avenue High Yield Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Third Avenue High Yield Fund (the "Fund", one of the four series comprising Third Avenue Trust) at October 31, 1999, the results of its operations for the year then ended, and the changes in net assets and the financial highlights for the year then ended and for the period February 12, 1998 (commencement of operations) to October 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

As more fully described in Note 1 to the financial statements, the Fund has entered into an Agreement and Plan of Reorganization between the Fund and Pioneer High Yield Fund. The consummation of this transaction is subject to, among other things, approval by the Fund's shareholders of the Agreement and Plan of Reorganization.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 17, 1999

                                 [Logo omitted]

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                         FEDERAL TAX STATUS OF DIVIDENDS
                                   (UNAUDITED)


The following information represents the tax status of dividends and distributions paid by the Fund during the fiscal year ended October 31, 1999. This information is presented to meet regulatory requirements and no current action on your part is required.

Of the $0.692 per share paid to you in cash or reinvested into your account for the fiscal year ended October 31, 1999, the entire amount was derived from net investment income. 21.63% of the ordinary income distributed qualifies for the Corporate Dividends Received Deduction.

                                 [Logo omitted]




                             Third Avenue Value Fund

                        Third Avenue Small-Cap Value Fund

                       Third Avenue Real Estate Value Fund

                          Third Avenue High Yield Fund

                               BOARD OF TRUSTEES
                                 Phyllis W. Beck
                                 Lucinda Franks
                                Gerald Hellerman
                                  Marvin Moser
                                Donald Rappaport
                               Myron M. Sheinfeld
                                  Martin Shubik
                                Charles C. Walden
                                 Barbara Whitman
                                Martin J. Whitman

                                    OFFICERS
                                Martin J. Whitman
                        Chairman, Chief Executive Officer
                                 David M. Barse
                       President, Chief Operating Officer
                                 Michael Carney
                       Chief Financial Officer, Treasurer
                        Kerri Weltz, Assistant Treasurer
                 Ian M. Kirschner, General Counsel and Secretary

                                 TRANSFER AGENT
                                    PFPC Inc.
                              211 South Gulph Road
                                 P.O. Box 61503
                         King of Prussia, PA 19406-0903
                                 (610) 239-4600
                           (800) 443-1021 (toll-free)

                               INVESTMENT ADVISER
                               EQSF Advisers, Inc.
                                767 Third Avenue
                             New York, NY 10017-2023

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                               New York, NY 10036

                                    CUSTODIAN
                             Custodial Trust Company
                               101 Carnegie Center
                            Princeton, NJ 08540-6231



                                 [Logo omitted]



                               THIRD AVENUE FUNDS
                                767 THIRD AVENUE
                             NEW YORK, NY 10017-2023
                              PHONE (212) 888-5222
                            TOLL FREE (800) 443-1021
                               FAX (212) 888-6757
                            WWW.THIRDAVENUEFUNDS.COM